Exhibit 99.2

NATIONAL COMMERCE FINANCIAL CORPORATION

Quarterly Financial Results

Third Quarter 2003

Page
Highlights	2	Current Quarter Financial Highlights
– Third Quarter 2003 vs Second Quarter 2003
– Third Quarter 2003 vs Third Quarter 2002

	3	Five Quarter Financial Highlights

	4	Year to Date Financial Highlights

Income Statement	5	Current Quarter Consolidated Statement of Income
– Third Quarter 2003 vs Second Quarter 2003
– Third Quarter 2003 vs Third Quarter 2002

	6	Five Quarter Consolidated Statements of Income

	7	Year to Date Consolidated Statements of Income

	8	Current Quarter Operating Segment Statement of Income
– Third Quarter 2003 vs Second Quarter 2003
– Third Quarter 2003 vs Third Quarter 2002i2

	9	Five Quarter Operating Segment Statements of Income

	10	Year to Date Operating Segment Statements of Income

Balance Sheet	11	Current Quarter Average Balance Sheet
– Third Quarter 2003 vs Second Quarter 2003
– Third Quarter 2003 vs Third Quarter 2002

	12	Five Quarter Average Balance Sheets

	13	Year to Date Average Balance Sheets

	14	Current Quarter End of Period Balance Sheet
– Third Quarter 2003 vs Second Quarter 2003
– Third Quarter 2003 vs Third Quarter 2002

	15	Five Quarter End of Period Balance Sheets

	16	Year to Date Rollforward of Stockholders' Equity

Asset Quality	17	Current Quarter Asset Quality Analysis
– Third Quarter 2003 vs Second Quarter 2003
– Third Quarter 2003 vs Third Quarter 2002

	18	Five Quarter Asset Quality Analysis

	19	Year to Date Asset Quality Analysis

Net Interest Margin	20	Five Quarter Average Balance Sheets and Net Interest Income Analysis

	21	Year to Date Average Balance Sheets and Net Interest Income Analysis

NOTE: Certain amounts for prior periods have been reclassified to conform to the current presentation.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended			% Change Fav/(Unfav)	Three Months Ended			% Change Fav/(Unfav)
	9/30/2003		6/30/2003		9/30/2003		9/30/2002
Earnings and Earnings Per Share
Revenues (TE)	$356,138		311,451	14.3	356,138		296,335	20.2
Net income	85,809		71,507	20.0	85,809		82,977	3.4
Average basic shares outstanding	204,609,099		204,628,675		204,609,099		206,258,720
Average diluted shares outstanding	206,005,174		205,700,819		206,005,174		208,328,301
Basic EPS	$.42		.35	20.0	.42		.40	5.0
Diluted EPS	.42		.35	20.0	.42		.40	5.0

Asset Quality Ratios
Loan loss allowance to total loans	1.30%		1.30		1.30		1.28
Net loans charged-off (annualized) to average loans	.31		.28		.31		.29
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.50		.51		.50		.50
Loan loss allowance to net charge-offs (annualized)	4.30	x	4.69		4.30		4.44
Loan loss allowance to nonperforming loans	4.79		4.94		4.79		5.51

Selected Average Balances
Assets	$22,727,299		22,173,395	2.5	22,727,299		20,639,674	10.1
Loans	13,065,302		12,614,546	3.6	13,065,302		12,600,075	3.7
Investment securities (1)	6,688,614		6,674,537.2		6,688,614		5,310,350	26.0
Core deposits	13,180,992		13,056,980.9		13,180,992		12,358,788	6.7
Stockholders’ equity	2,734,081		2,702,937	1.2	2,734,081		2,606,497	4.9

Selected Period End Balances
Assets	$22,890,089		22,679,991.9		22,890,089		20,943,731	9.3
Loans	13,262,380		12,909,893	2.7	13,262,380		12,740,563	4.1
Investment securities	6,702,885		6,756,217	(.8)	6,702,885		5,447,133	23.1
Core deposits	13,182,330		13,382,416	(1.5)	13,182,330		12,566,599	4.9
Stockholders’ equity	2,729,403		2,720,435.3		2,729,403		2,639,513	3.4
Shares outstanding	204,808,440		204,384,778		204,808,440		205,767,938
Number of banking offices	471		482		471		472
Number of ATMs	555		556		555		550
Number of full-time equivalent employees (FTE)	5,458		5,582		5,458		5,402

Capital Ratios
Period-end tangible equity to period-end tangible assets	6.74%		6.70		6.74		6.69
Risk-based capital ratios:
Tier 1 capital	10.50	E	10.69		10.50	E	10.55
Total capital	11.57	E	11.79		11.57	E	11.74
Leverage ratio	7.88	E	7.81		7.88	E	7.85

E—Estimated

(1) Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Financial Highlights

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	9/30/2003		6/30/2003	3/31/2003	12/31/2002	9/30/2002
Earnings and Earnings Per Share
Revenues (TE)	$356,138		311,451	293,203	300,072	296,335
Net income	85,809		71,507	64,090	84,866	82,977
Average Basic Shares Outstanding	204,609,099		204,628,675	205,270,721	205,360,814	206,258,720
Average Diluted Shares Outstanding	206,005,174		205,700,819	206,755,698	206,994,530	208,328,301
Basic EPS	$.42		.35	.31	.41	.40
Diluted EPS	.42		.35	.31	.41	.40

Asset Quality Ratios
Loan loss allowance to total loans	1.30%		1.30	1.33	1.26	1.28
Net loans charged-off (annualized) to average loans	.31		.28	.24	.22	.29
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.50		.51	.55	.51	.50
Loan loss allowance to net charge-offs (annualized)	4.30	x	4.69	5.23	5.78	4.44
Loan loss allowance to nonperforming loans	4.79		4.94	4.96	5.30	5.51

Selected Average Balances
Assets	$22,727,299		22,173,395	21,292,442	20,981,013	20,639,674
Loans	13,065,302		12,614,546	12,789,028	12,803,821	12,600,075
Investment securities (1)	6,688,614		6,674,537	5,706,704	5,382,247	5,310,350
Core deposits	13,180,992		13,056,980	12,734,843	12,586,572	12,358,788
Stockholders’ equity	2,734,081		2,702,937	2,695,846	2,650,155	2,606,497

Selected Period End Balances
Assets	$22,890,089		22,679,991	21,721,985	21,472,116	20,943,731
Loans	13,262,380		12,909,893	12,288,866	12,923,940	12,740,563
Investment securities	6,702,885		6,756,217	6,594,862	5,702,661	5,447,133
Core deposits	13,182,330		13,382,416	13,121,371	12,771,186	12,566,599
Stockholders’ equity	2,729,403		2,720,435	2,696,014	2,682,432	2,639,513
Shares outstanding	204,808,440		204,384,778	205,009,566	205,408,183	205,767,938
Number of banking offices	471		482	483	479	472
Number of ATMs	555		556	559	554	550
Number of full-time equivalent employees (FTE)	5,458		5,582	5,548	5,490	5,402

Capital Ratios
Period-end tangible equity to period-end tangible assets	6.74%		6.70	6.85	6.79	6.69

Risk-based capital ratios:
Tier 1 capital	10.50	E	10.69	10.50	10.87	10.55
Total capital	11.57	E	11.79	11.57	12.00	11.74
Leverage ratio	7.88	E	7.81	8.01	7.91	7.85

E—Estimated

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Financial Highlights

(In Thousands Except Share and Per Share Data)

	Nine Months Ended			$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	09/30/2003		09/30/2002
Earnings and Earnings Per Share
Revenues (TE)	$960,792		853,581	107,211	12.6
Net income	221,406		238,744	(17,338)	(7.3)
Average Basic Shares Outstanding	204,833,742		206,126,098
Average Diluted Shares Outstanding	206,151,148		208,531,349
Basic EPS	$1.08		1.16	(.08)	(6.9)
Diluted EPS	1.07		1.14	(.07)	(6.1)

Asset Quality Ratios
Loan loss allowance to total loans	1.30%		1.28
Net loans charged-off to average loans	.28		.26
Loan loss allowance to net charge-offs	4.83	x	5.01

Selected Average Balances
Assets	$22,069,634		20,144,291	1,925,343	9.6
Loans	12,823,971		12,349,955	474,016	3.8
Investment securities (1)	6,360,215		5,114,284	1,245,931	24.4
Core deposits	12,992,573		12,168,241	824,332	6.8
Stockholders’ equity	2,711,095		2,541,768	169,327	6.7

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	09/30/2003	06/30/2003		09/30/2003	09/30/2002
Income Statement
Loan income (TE)	$188,073	190,239	(1.1)	188,073	217,482	(13.5)
Securities income (TE)	78,836	81,215	(2.9)	78,836	73,283	7.6
Other interest income (TE)	303	357	(15.1)	303	217	39.6

Total interest income (TE)	267,212	271,811	(1.7)	267,212	290,982	(8.2)

Savings/NOW and money market expense	9,372	11,006	14.8	9,372	15,605	39.9
Jumbo and brokered CD expense	6,452	7,378	12.6	6,452	8,611	25.1
Consumer time deposit expense	33,981	36,800	7.7	33,981	41,651	18.4

Interest expense on deposits	49,805	55,184	9.7	49,805	65,867	24.4
Short-term borrowed funds expense	4,619	4,698	1.7	4,619	5,393	14.4
FHLB advances expense	18,236	21,397	14.8	18,236	24,010	24.0
Trust preferred securities and long-term debt expense	2,036	2,133	4.5	2,036	2,410	15.5

Total interest expense	74,696	83,412	10.4	74,696	97,680	23.5

Net interest income (TE)	192,516	188,399	2.2	192,516	193,302	(.4)
Taxable equivalent adjustment	7,057	7,218	2.2	7,057	7,442	5.2

Net interest income	185,459	181,181	2.4	185,459	185,860	(.2)
Provision for loan losses	14,972	13,376	(11.9)	14,972	10,990	(36.2)

Net interest income after provision	170,487	167,805	1.6	170,487	174,870	(2.5)

Service charges on deposits	42,295	43,500	(2.8)	42,295	41,391	2.2
Other service charges and fees	9,565	9,721	(1.6)	9,565	9,971	(4.1)
Broker/dealer revenue	24,739	28,152	(12.1)	24,739	19,600	26.2
Asset management	14,828	13,356	11.0	14,828	12,785	16.0
Mortgage banking income	22,420	17,092	31.2	22,420	5,350	319.1
Equity earnings from First Market Bank	1,314	1,071	22.7	1,314	1,074	22.3
Other	8,777	7,700	14.0	8,777	7,802	12.5
Gain on sale of merchant processing	37,141	—	—	37,141	—	—
Gain (loss) on branch sale	7,055	—	—	7,055	—	—
Investment securities gains (losses), net	(4,512)	2,460	(283.4)	(4,512)	5,060	(189.2)

Total noninterest income	163,622	123,052	33.0	163,622	103,033	58.8

Personnel	85,807	83,117	(3.2)	85,807	71,149	(20.6)
Occupancy	14,898	13,292	(12.1)	14,898	12,434	(19.8)
Equipment	7,509	7,992	6.0	7,509	7,454	(.7)
Core deposit amortization	15,062	15,673	3.9	15,062	17,507	14.0
First Mercantile litigation	—	1,041	100.0	—	—	—
Employment contract terminations	—	14,108	100.0	—	—	—
Debt retirement/prepayment penalties (gains)	31,987	(326)	N/A	31,987	(335)	N/A
Other	51,709	51,341	(.7)	51,709	48,114	(7.5)

Total noninterest expense	206,972	186,238	(11.1)	206,972	156,323	(32.4)

Income before income taxes	127,137	104,619	21.5	127,137	121,580	4.6
Income taxes	41,328	33,112	(24.8)	41,328	38,603	(7.1)

Net income	$85,809	71,507	20.0	85,809	82,977	3.4

Average Common Shares Outstanding
Basic	204,609,099	204,628,675		204,609,099	206,258,720
Diluted	206,005,174	205,700,819		206,005,174	208,328,301

Earnings and Dividends Per Share
Basic	$.42	.35	20.0	.42	.40	5.0
Diluted	.42	.35	20.0	.42	.40	5.0
Cash dividends	.20	.17	17.6	.20	.17	17.6

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	09/30/2003	06/30/2003	03/31/2003	12/31/2002	09/30/2002
Income Statement
Loan income (TE)	$188,073	190,239	199,861	214,799	217,482
Securities income (TE)	78,836	81,215	70,263	71,601	73,283
Other interest income (TE)	303	357	192	199	217

Total interest income (TE)	267,212	271,811	270,316	286,599	290,982

Savings/NOW and money market expense	9,372	11,006	11,957	14,036	15,605
Jumbo and brokered CD expense	6,452	7,378	7,189	8,281	8,611
Consumer time deposit expense	33,981	36,800	38,142	40,878	41,651

Interest expense on deposits	49,805	55,184	57,288	63,195	65,867
Short-term borrowed funds expense	4,619	4,698	4,368	4,463	5,393
FHLB advances expense	18,236	21,397	22,118	23,667	24,010
Trust preferred securities and long-term debt expense	2,036	2,133	2,160	2,458	2,410

Total interest expense	74,696	83,412	85,934	93,783	97,680

Net interest income (TE)	192,516	188,399	184,382	192,816	193,302
Taxable equivalent adjustment	7,057	7,218	6,940	6,993	7,442

Net interest income	185,459	181,181	177,442	185,823	185,860
Provision for loan losses	14,972	13,376	7,684	7,127	10,990

Net interest income after provision	170,487	167,805	169,758	178,696	174,870

Service charges on deposits	42,295	43,500	41,250	43,884	41,391
Other service charges and fees	9,565	9,721	9,341	9,736	9,971
Broker/dealer revenue	24,739	28,152	21,081	22,982	19,600
Asset management	14,828	13,356	12,382	11,743	12,785
Mortgage banking income	22,420	17,092	13,880	6,896	5,350
Equity earnings from First Market Bank	1,314	1,071	926	1,084	1,074
Other	8,777	7,700	7,642	8,903	7,802
Gain on sale of merchant processing	37,141	—	—	—	—
Gain (loss) on branch sale	7,055	—	(145)	—	—
Investment securities gains (losses), net	(4,512)	2,460	2,464	2,028	5,060

Total noninterest income	163,622	123,052	108,821	107,256	103,033

Personnel	85,807	83,117	81,679	75,630	71,149
Occupancy	14,898	13,292	12,904	12,866	12,434
Equipment	7,509	7,992	7,405	7,707	7,454
Core deposit amortization	15,062	15,673	16,284	16,895	17,507
First Mercantile litigation	—	1,041	19,654	—	—
Employment contract terminations	—	14,108	—	—	—
Debt retirement/prepayment penalties (gains)	31,987	(326)	—	(65)	(335)
Other	51,709	51,341	46,404	48,873	48,114

Total noninterest expense	206,972	186,238	184,330	161,906	156,323

Income before income taxes	127,137	104,619	94,249	124,046	121,580
Income taxes	41,328	33,112	30,159	39,180	38,603

Net income	$85,809	71,507	64,090	84,866	82,977

Average Common Shares Outstanding
Basic	204,609,099	204,628,675	205,270,721	205,360,814	206,258,720
Diluted	206,005,174	205,700,819	206,755,698	206,994,530	208,328,301

Earnings and Dividends Per Share
Basic	$.42	.35	.31	.41	.40
Diluted	.42	.35	.31	.41	.40
Cash dividends	.20	.17	.17	.17	.17

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Consolidated Statements of Income

(In Thousands Except Share and Per Share Data)

	Nine Months Ended		$ Change Fav/(Unfav)	$ Change Fav/(Unfav)
	09/30/2003	09/30/2002
Income Statement
Loan income (TE)	$578,173	657,159	(78,986)	(12.0)
Securities income (TE)	230,314	215,394	14,920	6.9
Other interest income (TE)	852	804	48	6.0

Total interest income (TE)	809,339	873,357	(64,018)	(7.3)

Savings/NOW and money market expense	32,335	51,534	19,199	37.3
Jumbo and brokered CD expense	21,019	25,719	4,700	18.3
Consumer time deposit expense	108,923	135,311	26,388	19.5

Interest expense on deposits	162,277	212,564	50,287	23.7
Short-term borrowed funds expense	13,685	13,354	(331)	(2.5)
FHLB advances expense	61,751	69,825	8,074	11.6
Trust preferred securities and long-term debt expense	6,329	7,365	1,036	14.1

Total interest expense	244,042	303,108	59,066	19.5

Net interest income (TE)	565,297	570,249	(4,952)	(.9)
Taxable equivalent adjustment	21,215	22,466	(1,251)	(5.6)

Net interest income	544,082	547,783	(3,701)	(.7)
Provision for loan losses	36,032	25,217	(10,815)	(42.9)

Net interest income after provision	508,050	522,566	(14,516)	(2.8)

Service charges on deposits	127,045	115,518	11,527	10.0
Other service charges and fees	28,627	28,645	(18)	(.1)
Broker/dealer revenue	73,972	52,663	21,309	40.5
Asset management	40,566	39,173	1,393	3.6
Mortgage banking income	53,392	11,598	41,794	360.4
Equity earnings from First Market Bank	3,311	2,363	948	40.1
Other	24,119	23,898	221.9
Gain on sale of merchant processing	37,141	—	37,141	—
Gain (loss) on branch sale	6,910	—	6,910	—
Investment securities gains, net	412	9,474	(9,062)	(95.7)

Total noninterest income	395,495	283,332	112,163	39.6

Personnel	250,603	208,400	(42,203)	(20.3)
Occupancy	41,094	35,620	(5,474)	(15.4)
Equipment	22,906	20,481	(2,425)	(11.8)
Core deposit amortization	47,019	53,035	6,016	11.3
First Mercantile litigation	20,695	—	(20,695)	—
Employment contract terminations	14,108	—	(14,108)	—
Debt retirement/prepayment penalties (gains)	31,661	(335)	(31,996)	N/A
Conversion/merger expenses	—	4,940	4,940	100.0
Other	149,454	133,781	(15,673)	(11.7)

Total noninterest expense	577,540	455,922	(121,618)	(26.7)

Income before income taxes	326,005	349,976	(23,971)	(6.8)
Income taxes	104,599	111,232	6,633	6.0

Net income	$221,406	238,744	(17,338)	(7.3)

Average Common Shares Outstanding
Basic	204,833,742	206,126,098
Diluted	206,151,148	208,531,349

Earnings and Dividends Per Share
Basic	$1.08	1.16	(.08)	(6.9)
Diluted	1.07	1.14	(.07)	(6.1)
Cash dividends	.54	.47	.07	14.9

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Operating Segment Statement of Income

(In Thousands)

	Three Months Ended		% Change Fav/(Unfav)	Three Months Ended		% Change Fav/(Unfav)
	9/30/03	6/30/03		9/30/03	9/30/02
Traditional Banking
Net interest income (TE)	$187,218	183,113	2.2	187,218	187,947	(.4)
Provision for loan losses	(14,972)	(13,376)	(11.9)	(14,972)	(10,990)	(36.2)
Gain on sale of merchant processing	—	—	—	—	—	—
Gain (loss) on branch sale	7,055	—	—	7,055	—	—
Other noninterest income	69,403	70,935	(2.2)	69,403	61,964	12.0
Intangibles amortization	(15,062)	(15,673)	3.9	(15,062)	(17,507)	14.0
First Mercantile litigation	—	—	—	—	—	—
Employment contract terminations	—	(14,108)	100.0	—	—	—
Debt retirement/prepayment (penalties) gains	(31,987)	326	N/A	(31,987)	335	N/A
Conversion/merger expenses	—	—	—	—	—	—
Other noninterest expense	(120,927)	(116,947)	(3.4)	(120,927)	(106,918)	(13.1)

Income before income taxes (TE)	80,728	94,270	(14.4)	80,728	114,831	(29.7)
Income taxes	27,533	33,479	17.8	27,533	40,510	32.0

Net income	$53,195	60,791	(12.5)	53,195	74,321	(28.4)

Financial Enterprises
Net interest income (TE)	$5,298	5,286.2		5,298	5,355	(1.1)
Provision for loan losses	—	—	—	—	—	—
Gain on sale of merchant processing	37,141	—	—	37,141	—	—
Gain (loss) on branch sale	—	—	—	—	—	—
Other noninterest income	51,965	54,215	(4.2)	51,965	42,835	21.3
Intangibles amortization	—	—	—	—	—	—
First Mercantile litigation	—	(1,041)	100.0	—	—	—
Employment contract terminations	—	—	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	—	—
Other noninterest expense	(40,938)	(40,893)	(.1)	(40,938)	(33,999)	(20.4)

Income before income taxes (TE)	53,466	17,567	204.4	53,466	14,191	276.8
Income taxes	20,852	6,851	(204.4)	20,852	5,535	(276.7)

Net income	$32,614	10,716	204.3	32,614	8,656	276.8

Fully Consolidated
Net interest income (TE)	$192,516	188,399	2.2	192,516	193,302	(.4)
Provision for loan losses	(14,972)	(13,376)	(11.9)	(14,972)	(10,990)	(36.2)
Gain on sale of merchant processing	37,141	—	—	37,141	—	—
Gain (loss) on branch sale	7,055	—	—	7,055	—	—
Other noninterest income	119,426	123,052	(2.9)	119,426	103,033	15.9
Intangibles amortization	(15,062)	(15,673)	3.9	(15,062)	(17,507)	14.0
First Mercantile litigation	—	(1,041)	100.0	—	—	—
Employment contract terminations	—	(14,108)	100.0	—	—	—
Debt retirement/prepayment (penalties) gains	(31,987)	326	N/A	(31,987)	335	N/A
Conversion/merger expenses	—	—	—	—	—	—
Other noninterest expense	(159,923)	(155,742)	(2.7)	(159,923)	(139,151)	(14.9)

Income before income taxes (TE)	134,194	111,837	20.0	134,194	129,022	4.0
Income taxes	48,385	40,330	(20.0)	48,385	46,045	(5.1)

Net income	$85,809	71,507	20.0	85,809	82,977	3.4

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Operating Segment Statements of Income

(In Thousands)

	Three Months Ended
	09/30/2003	06/30/2003	03/31/2003	12/31/2002	09/30/2002
Traditional Banking
Net interest income (TE)	$187,218	183,113	179,167	186,708	187,947
Provision for loan losses	(14,972)	(13,376)	(7,684)	(7,127)	(10,990)
Gain on sale of merchant processing	—	—	—	—	—
Gain (loss) on branch sale	7,055	—	(145)	—	—
Other noninterest income	69,403	70,935	65,827	64,495	61,964
Intangibles amortization	(15,062)	(15,673)	(16,284)	(16,895)	(17,507)
First Mercantile litigation	—	—	—	—	—
Employment contract terminations	—	(14,108)	—	—	—
Debt retirement/prepayment (penalties) gains	(31,987)	326	—	65	335
Conversion/merger expenses	—	—	—	—	—
Other noninterest expense	(120,927)	(116,947)	(115,279)	(110,040)	(106,918)

Income before income taxes (TE)	80,728	94,270	105,602	117,206	114,831
Income taxes	27,533	33,479	38,820	40,778	40,510

Net income	$53,195	60,791	66,782	76,428	74,321

Financial Enterprises
Net interest income (TE)	$5,298	5,286	5,215	6,108	5,355
Provision for loan losses	—	—	—	—	—
Gain on sale of merchant processing	37,141	—	—	—	—
Gain (loss) on branch sale	—	—	—	—	—
Other noninterest income	51,965	54,215	44,757	44,367	42,835
Intangibles amortization	—	—	—	—	—
First Mercantile litigation	—	(1,041)	(19,654)	—	—
Employment contract terminations	—	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—	—
Conversion/merger expenses	—	—	—	—	—
Other noninterest expense	(40,938)	(40,893)	(34,731)	(36,642)	(33,999)

Income before income taxes (TE)	53,466	17,567	(4,413)	13,833	14,191
Income taxes	20,852	6,851	(1,721)	5,395	5,535

Net income	$32,614	10,716	(2,692)	8,438	8,656

Fully Consolidated
Net interest income (TE)	$192,516	188,399	184,382	192,816	193,302
Provision for loan losses	(14,972)	(13,376)	(7,684)	(7,127)	(10,990)
Gain on sale of merchant processing	37,141	—	—	—	—
Gain (loss) on branch sale	7,055	—	(145)	—	—
Other noninterest income	119,426	123,052	108,966	107,256	103,033
Intangibles amortization	(15,062)	(15,673)	(16,284)	(16,895)	(17,507)
First Mercantile litigation	—	(1,041)	(19,654)	—	—
Employment contract terminations	—	(14,108)	—	—	—
Debt retirement/prepayment (penalties) gains	(31,987)	326	—	65	335
Conversion/merger expenses	—	—	—	—	—
Other noninterest expense	(159,923)	(155,742)	(148,392)	(145,076)	(139,151)

Income before income taxes (TE)	134,194	111,837	101,189	131,039	129,022
Income taxes	48,385	40,330	37,099	46,173	46,045

Net income	$85,809	71,507	64,090	84,866	82,977

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Operating Segment Statements of Income

(In Thousands)

	Nine Months Ended		$ Change Fav/(Unfav)	% Change Fav/(Unfav)
	09/30/2003	09/30/2002
Traditional Banking
Net interest income (TE)	$549,498	555,667	(6,169)	(1.1)
Provision for loan losses	(36,032)	(25,217)	(10,815)	(42.9)
Gain on sale of merchant processing	—	—	—	—
Gain on branch sale	6,910	—	6,910	—
Other noninterest income	206,165	160,500	45,665	28.5
Intangibles amortization	(47,019)	(53,035)	6,016	11.3
First Mercantile litigation	—	—	—	—
Employment contract terminations	(14,108)	—	(14,108)	—
Debt retirement/prepayment (penalties) gains	(31,661)	335	(31,996)	N/A
Conversion/merger expenses	—	(4,940)	4,940	100.0
Other noninterest expense	(353,153)	(304,589)	(48,564)	(15.9)

Income before income taxes (TE)	280,600	328,721	(48,121)	(14.6)
Income taxes	99,832	116,647	16,815	14.4

Net income	$180,768	212,074	(31,306)	(14.8)

Financial Enterprises
Net interest income (TE)	$15,799	14,582	1,217	8.3
Provision for loan losses	—	—	—	—
Gain on sale of merchant processing	37,141	—	37,141	—
Gain on branch sale	—	—	—	—
Other noninterest income	150,937	128,159	22,778	17.8
Intangibles amortization	—	—	—	—
First Mercantile litigation	(20,695)	—	(20,695)	—
Employment contract terminations	—	—	—	—
Debt retirement/prepayment (penalties) gains	—	—	—	—
Conversion/merger expenses	—	—	—	—
Other noninterest expense	(116,562)	(99,020)	(17,542)	(17.7)

Income before income taxes (TE)	66,620	43,721	22,899	52.4
Income taxes	25,982	17,051	(8,931)	(52.4)

Net income	$40,638	26,670	13,968	52.4

Fully Consolidated
Net interest income (TE)	$565,297	570,249	(4,952)	(.9)
Provision for loan losses	(36,032)	(25,217)	(10,815)	(42.9)
Gain on sale of merchant processing	37,141	—	37,141	—
Gain on branch sale	6,910	—	6,910	—
Other noninterest income	351,444	283,332	68,112	24.0
Intangibles amortization	(47,019)	(53,035)	6,016	11.3
First Mercantile litigation	(20,695)	—	(20,695)	—
Employment contract terminations	(14,108)	—	(14,108)	—
Debt retirement/prepayment (penalties) gains	(31,661)	335	(31,996)	N/A
Conversion/merger expenses	—	(4,940)	4,940	100.0
Other noninterest expense	(464,057)	(398,282)	(65,775)	(16.5)

Income before income taxes (TE)	347,220	372,442	(25,222)	(6.8)
Income taxes	125,814	133,698	7,884	5.9

Net income	$221,406	238,744	(17,338)	(7.3)

(1)	Inter-segment eliminations are not separately presented.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Average Balance Sheet

(In Thousands)

	Three Months Ended		% Inc/(Decr)	Three Months Ended		% Inc/(Decr)
	09/30/2003	06/30/2003		09/30/2003	09/30/2002
Assets
Cash and due from banks	$450,576	422,653	6.6	450,576	418,062	7.8
Time deposits in other banks	5,726	5,742	(.3)	5,726	5,475	4.6
Federal funds sold and other short-term investments	148,627	107,462	38.3	148,627	39,867	272.8
Investment securities (1)	6,688,614	6,674,537.2		6,688,614	5,310,350	26.0
Trading securities	136,198	120,999	12.6	136,198	75,782	79.7
Loans:
Commercial	3,547,153	3,492,900	1.6	3,547,153	3,164,303	12.1
Construction and commercial real estate	3,785,911	3,690,766	2.6	3,785,911	3,621,559	4.5
Mortgage (including loans held for sale)	1,315,157	1,159,296	13.4	1,315,157	1,670,716	(21.3)
Consumer	4,207,450	4,059,490	3.6	4,207,450	3,940,340	6.8
Revolving credit	80,631	78,142	3.2	80,631	70,419	14.5
Lease financing	129,000	133,952	(3.7)	129,000	132,738	(2.8)

Total loans	13,065,302	12,614,546	3.6	13,065,302	12,600,075	3.7
Allowance for loan losses	168,160	164,108	2.5	168,160	162,243	3.6

Net loans	12,897,142	12,450,438	3.6	12,897,142	12,437,832	3.7
Bank owned life insurance	235,741	231,397	1.9	235,741	221,185	6.6
Investment in First Market Bank	30,471	29,248	4.2	30,471	26,221	16.2
Premises and equipment	276,435	276,227.1		276,435	251,228	10.0
Goodwill	1,083,340	1,082,077.1		1,083,340	1,071,943	1.1
Core deposit intangibles	197,593	213,065	(7.3)	197,593	262,844	(24.8)
Other assets	576,836	559,550	3.1	576,836	518,885	11.2

Total assets	$22,727,299	22,173,395	2.5	22,727,299	20,639,674	10.1

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,565,673	2,375,641	8.0	2,565,673	1,989,040	29.0
Savings, NOW and money market accounts	5,845,036	5,765,351	1.4	5,845,036	5,591,451	4.5
Jumbo and brokered certificates of deposit	2,166,011	2,032,881	6.5	2,166,011	1,683,886	28.6
Time deposits	4,770,283	4,915,988	(3.0)	4,770,283	4,778,297	(.2)

Total deposits	15,347,003	15,089,861	1.7	15,347,003	14,042,674	9.3
Short-term borrowings	1,608,179	1,388,604	15.8	1,608,179	1,192,955	34.8
FHLB advances	2,218,184	2,197,173	1.0	2,218,184	2,133,208	4.0
Trust preferred securities and long-term debt	297,701	299,247	(.5)	297,701	281,684	5.7
Other liabilities	522,151	495,573	5.4	522,151	382,656	36.5

Total liabilities	19,993,218	19,470,458	2.7	19,993,218	18,033,177	10.9

Stockholders’ Equity
Common stock	409,218	409,257	(.0)	409,218	412,517	(.8)
Additional paid-in capital	1,733,149	1,735,104	(.1)	1,733,149	1,773,722	(2.3)
Retained earnings	544,342	512,491	6.2	544,342	386,072	41.0
Accumulated other comprehensive income	47,372	46,085	2.8	47,372	34,186	38.6

Total stockholders’ equity	2,734,081	2,702,937	1.2	2,734,081	2,606,497	4.9

Total liabilities and stockholders’ equity	$22,727,299	22,173,395	2.5	22,727,299	20,639,674	10.1

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets

(In Thousands)

	Three Months Ended
	09/30/2003	06/30/2003	03/31/2003	12/31/2002	09/30/2002
Assets
Cash and due from banks	$450,576	422,653	398,564	419,601	418,062
Time deposits in other banks	5,726	5,742	9,575	8,491	5,475
Federal funds sold and other short-term investments	148,627	107,462	51,187	35,083	39,867
Investment securities (1)	6,688,614	6,674,537	5,706,704	5,382,247	5,310,350
Trading securities	136,198	120,999	87,496	70,464	75,782

Loans:
Commercial	3,547,153	3,492,900	3,350,959	3,246,050	3,164,303
Construction and commercial real estate	3,785,911	3,690,766	3,677,697	3,666,631	3,621,559
Mortgage (including loans held for sale)	1,315,157	1,159,296	1,601,618	1,734,853	1,670,716
Consumer	4,207,450	4,059,490	3,945,287	3,950,658	3,940,340
Revolving credit	80,631	78,142	76,939	73,195	70,419
Lease financing	129,000	133,952	136,528	132,434	132,738

Total loans	13,065,302	12,614,546	12,789,028	12,803,821	12,600,075
Allowance for loan losses	168,160	164,108	163,203	163,012	162,243

Net loans	12,897,142	12,450,438	12,625,825	12,640,809	12,437,832

Bank owned life insurance	235,741	231,397	228,214	224,742	221,185
Investment in First Market Bank	30,471	29,248	28,353	27,265	26,221
Premises and equipment	276,435	276,227	258,614	257,005	251,228
Goodwill	1,083,340	1,082,077	1,077,121	1,073,597	1,071,943
Core deposit intangibles	197,593	213,065	229,044	245,583	262,844
Other assets	576,836	559,550	591,745	596,126	518,885

Total assets	$22,727,299	22,173,395	21,292,442	20,981,013	20,639,674

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,565,673	2,375,641	2,140,299	2,120,154	1,989,040
Savings, NOW and money market accounts	5,845,036	5,765,351	5,684,696	5,601,106	5,591,451
Jumbo and brokered certificates of deposit	2,166,011	2,032,881	1,796,198	1,740,695	1,683,886
Time deposits	4,770,283	4,915,988	4,909,848	4,865,312	4,778,297

Total deposits	15,347,003	15,089,861	14,531,041	14,327,267	14,042,674
Short-term borrowings	1,608,179	1,388,604	1,249,458	1,134,553	1,192,955
FHLB advances	2,218,184	2,197,173	2,056,896	2,132,665	2,133,208
Trust preferred securities and long-term debt	297,701	299,247	296,745	285,003	281,684
Other liabilities	522,151	495,573	462,456	451,370	382,656

Total liabilities	19,993,218	19,470,458	18,596,596	18,330,858	18,033,177

Stockholders’ Equity
Common stock	409,218	409,257	410,541	410,722	412,517
Additional paid-in capital	1,733,149	1,735,104	1,749,408	1,752,110	1,773,722
Retained earnings	544,342	512,491	485,214	439,535	386,072
Accumulated other comprehensive income	47,372	46,085	50,683	47,788	34,186

Total stockholders’ equity	2,734,081	2,702,937	2,695,846	2,650,155	2,606,497

Total liabilities and stockholders’ equity	$22,727,299	22,173,395	21,292,442	20,981,013	20,639,674

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION
Year to Date Average Balance Sheets
(In Thousands)

	Nine Months Ended
	09/30/2003	09/30/2002	$ Change	% Change
Assets
Cash and due from banks	$424,121	442,199	(18,078)	(4.1)
Time deposits in other banks	7,000	18,590	(11,590)	(62.3)
Federal funds sold and other short-term investments	102,782	30,024	72,758	242.3
Investment securities (1)	6,360,215	5,114,284	1,245,931	24.4
Trading securities	115,076	80,245	34,831	43.4

Loans:
Commercial	3,464,389	3,072,080	392,309	12.8
Construction and commercial real estate	3,718,521	3,520,802	197,719	5.6
Mortgage (including loans held for sale)	1,357,641	1,708,020	(350,379)	(20.5)
Consumer	4,071,703	3,846,997	224,706	5.8
Revolving credit	78,584	68,178	10,406	15.3
Lease financing	133,133	133,878	(745)	—

Total loans	12,823,971	12,349,955	474,016	3.8
Allowance for loan losses	165,175	160,226	4,949	3.1

Net loans	12,658,796	12,189,729	469,067	3.8

Bank owned life insurance	231,812	217,573	14,239	6.5
Investment in First Market Bank	29,365	25,425	3,940	15.5
Premises and equipment	270,491	243,245	27,246	11.2
Goodwill	1,080,869	1,051,179	29,690	2.8
Core deposit intangibles	213,119	271,507	(58,388)	(21.5)
Other assets	575,988	460,291	115,697	25.1

Total assets	$22,069,634	20,144,291	1,925,343	9.6

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,362,096	1,887,139	474,957	25.2
Savings, NOW and money market accounts	5,765,615	5,625,867	139,748	2.5
Jumbo and brokered certificates of deposit	1,999,718	1,596,697	403,021	25.2
Time deposits	4,864,862	4,655,235	209,627	4.5

Total deposits	14,992,291	13,764,938	1,227,353	8.9
Short-term borrowings	1,416,728	1,096,987	319,741	29.1
FHLB advances	2,158,008	2,058,921	99,087	4.8
Trust preferred securities and long-term debt	297,902	281,928	15,974	5.7
Other liabilities	493,610	399,749	93,861	23.5

Total liabilities	19,358,539	17,602,523	1,756,016	10.0

Stockholders’ Equity
Common stock	409,667	412,252	(2,585)	(.6)
Additional paid-in capital	1,739,160	1,773,207	(34,047)	(1.9)
Retained earnings	514,233	343,205	171,028	49.8
Accumulated other comprehensive income	48,035	13,104	34,931	266.6

Total stockholders’ equity	2,711,095	2,541,768	169,327	6.7

Total liabilities and stockholders’ equity	$22,069,634	20,144,291	1,925,343	9.6

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter End of Period Balance Sheet

(In Thousands)

	As of			As of
	09/30/2003	06/30/2003	% Inc/(Decr)	09/30/2003	09/30/2002	% Inc/(Decr)
Assets
Cash and due from banks	$520,138	536,123	(3.0)	520,138	484,879	7.3
Time deposits in other banks	9,335	5,265	77.3	9,335	2,984	212.8
Federal funds sold and other short-term investments	105,629	160,383	(34.1)	105,629	10,722	885.2
Investment securities:
Available for sale	5,254,107	5,311,700	(1.1)	5,254,107	4,512,627	16.4
Held to maturity	1,448,778	1,444,517.3		1,448,778	934,506	55.0
Trading securities	175,048	105,923	65.3	175,048	102,892	70.1
Loans:
Commercial	3,654,366	3,570,337	2.4	3,654,366	3,219,205	13.5
Construction and commercial real estate	3,854,437	3,719,164	3.6	3,854,437	3,668,588	5.1
Mortgage (including loans held for sale)	1,304,138	1,282,062	1.7	1,304,138	1,685,122	(22.6)
Consumer	4,238,782	4,128,195	2.7	4,238,782	3,962,914	7.0
Revolving credit	81,916	79,437	3.1	81,916	71,805	14.1
Lease financing	128,741	130,698	(1.5)	128,741	132,929	(3.2)

Total loans	13,262,380	12,909,893	2.7	13,262,380	12,740,563	4.1
Allowance for loan losses	172,186	167,316	2.9	172,186	163,336	5.4

Net loans	13,090,194	12,742,577	2.7	13,090,194	12,577,227	4.1

Bank owned life insurance	237,840	233,452	1.9	237,840	223,425	6.5
Investment in First Market Bank	31,309	29,995	4.4	31,309	26,913	16.3
Premises and equipment	273,395	275,612	(.8)	273,395	253,739	7.7
Goodwill	1,085,565	1,083,157.2		1,085,565	1,072,371	1.2
Core deposit intangibles	187,867	204,959	(8.3)	187,867	253,812	(26.0)
Other assets	470,884	546,328	(13.8)	470,884	487,634	(3.4)

Total assets	$22,890,089	22,679,991.9		22,890,089	20,943,731	9.3

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,672,509	2,657,291.6		2,672,509	2,185,954	22.3
Savings, NOW and money market accounts	5,813,981	5,849,113	(.6)	5,813,981	5,558,221	4.6
Jumbo and brokered certificates of deposit	2,277,003	2,063,785	10.3	2,277,003	1,856,527	22.6
Time deposits	4,695,840	4,876,012	(3.7)	4,695,840	4,822,424	(2.6)

Total deposits	15,459,333	15,446,201.1		15,459,333	14,423,126	7.2
Short-term borrowings	1,641,172	1,465,425	12.0	1,641,172	1,012,128	62.2
FHLB advances	2,324,433	2,274,384	2.2	2,324,433	2,218,750	4.8
Trust preferred securities and long-term debt	303,248	295,049	2.8	303,248	279,112	8.6
Other liabilities	432,500	478,497	(9.6)	432,500	371,102	16.5

Total liabilities	20,160,686	19,959,556	1.0	20,160,686	18,304,218	10.1

Stockholders’ Equity
Common stock	409,617	408,770.2		409,617	411,536	(.5)
Additional paid-in capital	1,736,411	1,730,367.3		1,736,411	1,762,453	(1.5)
Retained earnings	578,249	533,462	8.4	578,249	417,769	38.4
Accumulated other comprehensive income	5,126	47,836	(89.3)	5,126	47,755	(89.3)

Total stockholders’ equity	2,729,403	2,720,435.3		2,729,403	2,639,513	3.4

Total liabilities and stockholders’ equity	$22,890,089	22,679,991.9		22,890,089	20,943,731	9.3

14

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter End of Period Balance Sheets

(In Thousands Except Share and Per Share Data)

	As of
	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
Assets
Cash and due from banks	$520,138	536,123	522,814	517,295	484,879
Time deposits in other banks	9,335	5,265	4,328	12,276	2,984
Federal funds sold and other short-term investments	105,629	160,383	42,899	73,186	10,722
Investment securities:
Available for sale	5,254,107	5,311,700	5,299,253	4,777,009	4,512,627
Held to maturity	1,448,778	1,444,517	1,295,609	925,652	934,506
Trading securities	175,048	105,923	80,842	116,954	102,892

Loans:
Commercial	3,654,366	3,570,337	3,403,217	3,329,451	3,219,205
Construction and commercial real estate	3,854,437	3,719,164	3,689,692	3,655,671	3,668,588
Mortgage (including loans held for sale) (1)	1,304,138	1,282,062	1,017,221	1,798,326	1,685,122
Consumer	4,238,782	4,128,195	3,966,994	3,933,482	3,962,914
Revolving credit	81,916	79,437	76,616	74,463	71,805
Lease financing	128,741	130,698	135,126	132,547	132,929

Total loans	13,262,380	12,909,893	12,288,866	12,923,940	12,740,563
Allowance for loan losses	172,186	167,316	162,842	163,424	163,336

Net loans	13,090,194	12,742,577	12,126,024	12,760,516	12,577,227

Bank owned life insurance	237,840	233,452	230,228	227,051	223,425
Investment in First Market Bank	31,309	29,995	28,923	27,997	26,913
Premises and equipment	273,395	275,612	274,433	257,676	253,739
Goodwill	1,085,565	1,083,157	1,077,332	1,077,118	1,072,371
Core deposit intangibles	187,867	204,959	220,632	236,916	253,812
Other assets	470,884	546,328	518,668	462,470	487,634

Total assets	$22,890,089	22,679,991	21,721,985	21,472,116	20,943,731

Liabilities
Deposits:
Demand deposits (noninterest-bearing)	$2,672,509	2,657,291	2,383,806	2,241,833	2,185,954
Savings, NOW and money market accounts	5,813,981	5,849,113	5,795,400	5,666,407	5,558,221
Jumbo and brokered certificates of deposit	2,277,003	2,063,785	1,804,492	1,723,548	1,856,527
Time deposits	4,695,840	4,876,012	4,942,165	4,862,946	4,822,424

Total deposits	15,459,333	15,446,201	14,925,863	14,494,734	14,423,126
Short-term borrowings	1,641,172	1,465,425	1,351,105	1,452,764	1,012,128
FHLB advances	2,324,433	2,274,384	1,951,912	2,106,474	2,218,750
Trust preferred securities and long-term debt	303,248	295,049	300,127	296,707	279,112
Other liabilities	432,500	478,497	496,964	439,005	371,102

Total liabilities	20,160,686	19,959,556	19,025,971	18,789,684	18,304,218

Stockholders’ Equity
Common stock	409,617	408,770	410,019	410,816	411,536
Additional paid-in-capital	1,736,411	1,730,367	1,743,146	1,753,241	1,762,453
Retained earnings	578,249	533,462	496,783	467,641	417,769
Accumulated other comprehensive income	5,126	47,836	46,066	50,734	47,755

Total stockholders’ equity	2,729,403	2,720,435	2,696,014	2,682,432	2,639,513

Total liabilities and stockholders’ equity	$22,890,089	22,679,991	21,721,985	21,472,116	20,943,731

(1)	In late March 2003, the Company consummated a transaction securitizing mortgage loans and retained a majority of the resulting securities. The March 31, 2003 period end balances were reduced by approximately $646 million.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Rollforward of Stockholders’ Equity

(In Thousands Except for Share Data)

	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Other Comp. Income	Total Stockholders’ Equity
Balance January 1, 2002	205,058,713	$410,117	1,756,128	276,342	12,744	2,455,331

Net income	—	—	—	238,744	—	238,744

Restricted stock transactions, net	4,615	9	1,890	—	—	1,899

Options exercised, net of shares tendered	2,034,268	4,069	33,986	—	—	38,055

Shares repurchased and retired	(1,275,500)	(2,551)	(28,550)	—	—	(31,101)

Cash dividends ($.47 per share)	—	—	—	(97,317)	—	(97,317)

Change in minimum pension liability, net of applicable income taxes	—	—	—	—	98	98

Change in unrealized losses on investment securities available for sale, net of applicable income taxes	—	—	—	—	34,913	34,913

Other transactions, net	(54,158)	(108)	(1,001)	—	—	(1,109)

Total equity, September 30, 2002	205,767,938	$411,536	1,762,453	417,769	47,755	2,639,513

Total equity, January 1, 2003	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432

Net income	—	—	—	221,406	—	221,406

Restricted stock transactions, net	25,943	52	1,432	—	—	1,484

Options exercised, net of shares tendered	881,429	1,764	12,084	—	—	13,848

Shares repurchased and retired	(1,474,300)	(2,949)	(29,272)	—	—	(32,221)

Cash dividends ($.54 per share)	—	—	—	(110,798)	—	(110,798)

Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(3,152)	(3,152)

Change in unrealized gains on investment securities available for sale, net of applicable income taxes	—	—	—	—	(42,255)	(42,255)

Change in unrealized loss on hedging instruments, net of applicable income taxes	—	—	—	—	(201)	(201)

Other transactions, net	(32,815)	(66)	(1,074)	—	—	(1,140)

Balance, September 30, 2003	204,808,440	$409,617	1,736,411	578,249	5,126	2,729,403

NATIONAL COMMERCE FINANCIAL CORPORATION

Current Quarter Asset Quality

(In Thousands )

As Of And For The Three Months Ended	As Of And For The Three Months Ended
9/30/03	6/30/03	% Inc/(Decr)	9/30/03	9/30/02	% Inc/(Decr)
Allowance For Loan Losses
Beginning balance	$167,316	162,842	2.7	167,316	161,616	3.5
Charge-offs:
Commercial	(3,023)	(893)	238.5	(3,023)	(2,449)	23.4
Construction and commercial real estate	(19)	(84)	(77.4)	(19)	(126)	(84.9)
Secured by real estate	(1,833)	(1,375)	33.3	(1,833)	(666)	175.2
Consumer	(5,355)	(6,289)	(14.9)	(5,355)	(6,231)	(14.1)
Revolving credit	(1,077)	(1,133)	(4.9)	(1,077)	(955)	12.8
Lease financing	(146)	(605)	(75.9)	(146)	(249)	(41.4)

Total charge-offs	(11,453)	(10,379)	10.3	(11,453)	(10,676)	7.3

Recoveries:
Commercial	218	261	(16.5)	218	141	54.6
Construction and commercial real estate	22	1	N/A	22	6	266.7
Secured by real estate	145	69	110.1	145	119	21.8
Consumer	705	824	(14.4)	705	961	(26.6)
Revolving credit	240	290	(17.2)	240	179	34.1
Lease financing	21	32	(34.4)	21	—	—

Total recoveries	1,351	1,477	(8.5)	1,351	1,406	(3.9)

Net charge-offs	(10,102)	(8,902)	13.5	(10,102)	(9,270)	9.0
Provision for loan losses	14,972	13,376	11.9	14,972	10,990	36.2
Changes from acquisitions (sales)	—	—	—	—	—	—

Ending balance	$172,186	167,316	2.9	172,186	163,336	5.4

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$15,691	20,151	(22.1)	15,691	19,761	(20.6)
Construction and commercial real estate	13,911	7,014	98.3	13,911	6,976	99.4
Secured by real estate	239	1,901	(87.4)	239	278	(14.0)
Consumer	4,734	3,227	46.7	4,734	1,461	224.0
Lease financing	1,408	1,550	(9.2)	1,408	1,178	19.5

Total nonperforming loans	35,983	33,843	6.3	35,983	29,654	21.3
Foreclosed real estate	25,500	23,961	6.4	25,500	24,612	3.6

Nonperforming loans and foreclosed real estate	61,483	57,804	6.4	61,483	54,266	13.3
Other repossessed assets	5,138	8,420	(39.0)	5,138	9,688	(47.0)

Nonperforming assets	$66,621	66,224.6	66,621	63,954	4.2

Ninety days past due and accruing	$59,691	56,104	6.4	59,691	52,351	14.0

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.31%	.07	.31	.29
Construction and commercial real estate	—	.01	—	.01
Secured by real estate	.51	.45	.51	.13
Consumer	.44	.54	.44	.53
Revolving credit	4.12	4.33	4.12	4.37
Lease financing	.38	1.72	.38	.74
Net loans charged-off (annualized) to average loans	.31	.28	.31	.29
Nonperforming loans to total loans	.27	.26	.27	.23
Nonperforming loans and foreclosed real estate to
loans and foreclosed real estate	.46	.45	.46	.43
Nonperforming assets to loans plus foreclosed real
estate and other repossessed assets	.50	.51	.50	.50
Loan loss allowance to total loans	1.30	1.30	1.30	1.28
Loan loss allowance to loans (excluding loans held for sale)	1.34	1.35	1.34	1.30
Loan loss allowance to net charge-offs (annualized)	4.30	x	4.69	4.30	4.44
Loan loss allowance to nonperforming loans	4.79	4.94	4.79	5.51

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Asset Quality

(In Thousands)

As Of And For The Three Months Ended
09/30/2003	06/30/2003	03/31/2003	12/31/2002	09/30/2002
Allowance For Loan Losses
Beginning balance	$167,316	162,842	163,424	163,336	161,616
Charge-offs:
Commercial	(3,023)	(893)	(1,441)	(1,287)	(2,449)
Construction and commercial real estate	(19)	(84)	(141)	(123)	(126)
Secured by real estate	(1,833)	(1,375)	(727)	(951)	(666)
Consumer	(5,355)	(6,289)	(5,977)	(4,053)	(6,231)
Revolving credit	(1,077)	(1,133)	(941)	(1,255)	(955)
Lease financing	(146)	(605)	(53)	(708)	(249)

Total charge-offs	(11,453)	(10,379)	(9,280)	(8,377)	(10,676)

Recoveries:
Commercial	218	261	273	125	141
Construction and commercial real estate	22	1	7	—	6
Secured by real estate	145	69	26	49	119
Consumer	705	824	931	813	961
Revolving credit	240	290	322	231	179
Lease financing	21	32	37	38	—

Total recoveries	1,351	1,477	1,596	1,256	1,406

Net charge-offs	(10,102)	(8,902)	(7,684)	(7,121)	(9,270)
Provision for loan losses	14,972	13,376	7,684	7,127	10,990
Changes from acquisitions (sales)	—	—	(582)	82	—

Ending balance	$172,186	167,316	162,842	163,424	163,336

Nonperforming Assets
Nonaccrual loans by loan type:
Commercial	$15,691	20,151	19,833	16,992	19,761
Construction and commercial real estate	13,911	7,014	6,883	8,531	6,976
Secured by real estate	239	1,901	2,105	2,261	278
Consumer	4,734	3,227	2,004	2,089	1,461
Lease financing	1,408	1,550	2,013	933	1,178

Total nonperforming loans	35,983	33,843	32,838	30,806	29,654
Foreclosed real estate	25,500	23,961	22,981	25,480	24,612

Nonperforming loans and foreclosed real estate	61,483	57,804	55,819	56,286	54,266
Other repossessed assets	5,138	8,420	11,962	9,285	9,688

Nonperforming assets	$66,621	66,224	67,781	65,571	63,954

Ninety days past due and accruing	59,691	56,104	56,384	49,803	52,351

Asset Quality Ratios
Net charge-offs (annualized) by loan type:
Commercial	.31%	.07	.14	.14	.29
Construction and commercial real estate	—	.01	.01	.01	.01
Secured by real estate	.51	.45	.18	.21	.13
Consumer	.44	.54	.52	.33	.53
Revolving credit	4.12	4.33	3.26	5.55	4.37
Lease financing	.38	1.72	.05	2.01	.74
Net loans charged-off (annualized) to average loans	.31	.28	.24	.22	.29
Nonperforming loans to total loans	.27	.26	.27	.24	.23
Nonperforming loans and foreclosed real estate to loans and foreclosed real estate	.46	.45	.45	.43	.43
Nonperforming assets to loans plus foreclosed real estate and other repossessed assets	.50	.51	.55	.51	.50
Loan loss allowance to total loans	1.30	1.30	1.33	1.26	1.28
Loan loss allowance to loans (excluding loans held for sale)	1.34	1.35	1.37	1.31	1.30
Loan loss allowance to net charge-offs (annualized)	4.30	x	4.69	5.23	5.78	4.44
Loan loss allowance to nonperforming loans	4.79	4.94	4.96	5.30	5.51

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Asset Quality

(In Thousands)

	As Of And For The Nine Months Ended		$ Change	% Inc/(Decr)
	9/30/03	9/30/02
Allowance For Loan Losses
Beginning balance	$163,424	156,401	7,023	4.5
Charge-offs:
Commercial	(5,357)	(6,168)	811	(13.1)
Construction and commercial real estate	(244)	(261)	17	(6.5)
Secured by real estate	(3,935)	(2,534)	(1,401)	55.3
Consumer	(17,621)	(16,763)	(858)	5.1
Revolving credit	(3,151)	(2,825)	(326)	11.5
Lease financing	(804)	(590)	(214)	36.3

Total charge-offs	(31,112)	(29,141)	(1,971)	6.8

Recoveries:
Commercial	752	666	86	12.9
Construction and commercial real estate	30	8	22	275.0
Secured by real estate	240	211	29	13.7
Consumer	2,460	3,173	(713)	(22.5)
Revolving credit	852	688	164	23.8
Lease financing	90	6	84	N/A

Total recoveries	4,424	4,752	(328)	(6.9)

Net charge-offs	(26,688)	(24,389)	(2,299)	9.4
Provision for loan losses	36,032	25,217	10,815	42.9
Changes from acquisitions (sales)	(582)	6,107	(6,689)	(109.5)

Ending balance	$172,186	163,336	8,850	5.4

Asset Quality Ratios
Net charge-offs by loan type:
Commercial	.18%	.24
Construction and commercial real estate	.01	.01
Secured by real estate	.36	.18
Consumer	.50	.47
Revolving credit	3.91	4.19
Lease financing	.72	.58
Net loans charged-off to average loans	.28	.26
Loan loss allowance to total loans	1.30	1.28
Loan loss allowance to net charge-offs	4.83x	5.01

NATIONAL COMMERCE FINANCIAL CORPORATION

Five Quarter Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Three Months Ended
	09/30/2003			06/30/2003			03/31/2003			12/31/2002			09/30/2002
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans	$13,065,302	188,073	5.72%	12,614,546	190,239	6.05	12,789,028	199,861	6.32	12,803,821	214,799	6.67	12,600,075	217,482	6.86
Investment securities (1)	6,688,614	78,420	4.69	6,674,537	80,778	4.84	5,706,704	69,677	4.88	5,382,247	71,006	5.28	5,310,350	72,611	5.47
Trading securities	136,198	416	1.22	120,999	437	1.44	87,496	586	2.68	70,464	595	3.38	75,782	672	3.55
Time deposits in other banks	5,726	16	1.11	5,742	17	1.21	9,575	25	1.06	8,491	37	1.72	5,475	26	1.87
Federal funds sold and other short-term investments	148,627	287.76		107,462	340	1.27	51,187	167	1.33	35,083	162	1.85	39,867	191	1.90

Total earning assets	20,044,467	267,212	5.31	19,523,286	271,811	5.58	18,643,990	270,316	5.85	18,300,106	286,599	6.23	18,031,549	290,982	6.42

Non-earning assets:
Cash and due from banks	450,576			422,653			398,564			419,601			418,062
Bank owned life insurance	235,741			231,397			228,214			224,742			221,185
Investment in First Market Bank	30,471			29,248			28,353			27,265			26,221
Premises and equipment	276,435			276,227			258,614			257,005			251,228
Goodwill	1,083,340			1,082,077			1,077,121			1,073,597			1,071,943
Core deposit intangibles	197,593			213,065			229,044			245,583			262,844
Other assets, net	408,676			395,442			428,542			433,114			356,642

Total assets	$22,727,299			22,173,395			21,292,442			20,981,013			20,639,674

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,845,036	9,372.64%		5,765,351	11,006.76		5,684,696	11,957.85		5,601,106	14,036	0.99	5,591,451	15,605	1.11
Jumbo and brokered certificates of deposit	2,166,011	6,452	1.18	2,032,881	7,378	1.46	1,796,198	7,189	1.62	1,740,695	8,281	1.89	1,683,886	8,611	2.03
Time deposits	4,770,283	33,981	2.82	4,915,988	36,800	3.00	4,909,848	38,142	3.15	4,865,312	40,878	3.33	4,778,297	41,651	3.46

Total interest-bearing deposits	12,781,330	49,805	1.55	12,714,220	55,184	1.74	12,390,742	57,288	1.88	12,207,113	63,195	2.05	12,053,634	65,867	2.17
Short-term borrowings	1,608,179	4,619	1.14	1,388,604	4,698	1.37	1,249,458	4,368	1.40	1,134,553	4,463	1.56	1,192,955	5,393	1.79
FHLB advances	2,218,184	18,236	3.26	2,197,173	21,397	3.91	2,056,896	22,118	4.36	2,132,665	23,667	4.40	2,133,208	24,010	4.47
Trust preferred securities and long-term debt	297,701	2,036	2.74	299,247	2,133	2.81	296,745	2,160	2.95	285,003	2,458	3.45	281,684	2,410	3.42

Total interest-bearing liabilities	16,905,394	74,696	1.75	16,599,244	83,412	2.02	15,993,841	85,934	2.18	15,759,334	93,783	2.36	15,661,481	97,680	2.47

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,565,673			2,375,641			2,140,299			2,120,154			1,989,040
Other liabilities	522,151			495,573			462,456			451,370			382,656
Stockholders’ equity	2,734,081			2,702,937			2,695,846			2,650,155			2,606,497

Total liabilities and stockholders’ equity	$22,727,299			22,173,395			21,292,442			20,981,013			20,639,674

Net interest income and margin		$192,516	3.83%		188,399	3.86		184,382	3.98		192,816	4.20		193,302	4.27

Interest rate spread			3.56%			3.56			3.67			3.87			3.95

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.

NATIONAL COMMERCE FINANCIAL CORPORATION

Year to Date Average Balance Sheets and Net Interest Income Analysis

(In Thousands Except Share and Per Share Data)

	Nine Months Ended
	09/30/2003			09/30/2002
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Earning assets:
Total loans	$12,823,971	578,173	6.03%	12,349,955	657,159	7.11
Investment securities (1)	6,360,215	228,875	4.80	5,114,284	214,339	5.57
Trading securities	115,076	1,439	1.67	80,245	1,055	2.87
Time deposits in other banks	7,000	58	1.11	18,590	310	2.41
Federal funds sold and other short-term investments	102,782	794	1.03	30,024	494	2.08

Total earning assets	19,409,044	809,339	5.57	17,593,098	873,357	6.63

Non-earning assets:
Cash and due from banks	424,121			442,199
Bank owned life insurance	231,812			217,573
Investment in First Market Bank	29,365			25,425
Premises and equipment	270,491			243,245
Goodwill	1,080,869			1,051,179
Core deposit intangibles	213,119			271,507
Other assets, net	410,813			300,065

Total assets	$22,069,634			20,144,291

Interest-bearing liabilities
Interest-bearing deposits:
Savings, NOW and money market accounts	$5,765,615	32,335.75%		5,625,867	51,534	1.28
Jumbo and brokered certificates of deposit	1,999,718	21,019	1.41	1,596,697	25,719	2.15
Time deposits	4,864,862	108,923	2.99	4,655,235	135,311	4.11

Total interest-bearing deposits	12,630,195	162,277	1.72	11,877,799	212,564	2.39
Short-term borrowings	1,416,728	13,685	1.29	1,096,987	13,354	1.63
FHLB advances	2,158,008	61,751	3.83	2,058,921	69,825	4.53
Trust preferred securities and long-term debt	297,902	6,329	2.84	281,928	7,365	3.52

Total interest-bearing liabilities	16,502,833	244,042	1.98	15,315,635	303,108	2.65

Other liabilities and stockholders’ equity:
Demand deposits (noninterest-bearing)	2,362,096			1,887,139
Other liabilities	493,610			399,749
Stockholders’ equity	2,711,095			2,541,768

Total liabilities and stockholders’ equity	$22,069,634			20,144,291

Net interest income and margin		$565,297	3.89%		570,249	4.33

Interest rate spread			3.59%			3.98

(1)	Average balances exclude the mark-to-market adjustment for Statement of Financial Accounting Standards No. 115.